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                                                                   EXHIBIT 10.18

Confidential - (C) 2003 Hyland Software, Inc.

                              HYLAND SOFTWARE, INC.
                     2003 SHARE INCENTIVE COMPENSATION PLAN

      Hyland Software, Inc. hereby adopts the 2003 Share Incentive Compensation Plan for the benefit of certain persons and subject to the terms and provisions set forth below.

      1. Definitions. The following terms will have the meanings set forth below whenever used in this instrument:

            (a) The term "Affiliate" means a person or entity that controls, is controlled by or is under common control with the person or entity in question within the meaning of such term under the Securities Exchange Act of 1934, as amended.

            (b) The term "Award" means the grant of Phantom Stock Units, Restricted Shares, Stock Options or Stock Appreciation Rights under the Plan.

            (c) The term "Award Agreement" means any agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

            (d)   The term "Board" means the Board of Directors of the Company.

            (e) The term "Cause" means just and reasonable cause, including, without limitation: (i) violation by a Participant of any provision of his or her employment or consulting agreement with the Company or Affiliate, if any;
(ii) conviction of a Participant in a court of law of fraud, misappropriation, embezzlement or any other crime involving moral turpitude; or (iii) gross neglect of the duties reasonably assigned to a Participant by the Board or officers of the Company or Affiliate.

            (f) The term "Code" means the United States Internal Revenue Code of 1986, as amended (Title 26 of the United States Code), or successor provisions of future United States revenue laws.

            (g) The term "Common Shares" means the Common Shares, without par value, of the Company.

            (h) The term "Committee" means the committee of the Board authorized from time to time by the Board to administer the Plan, or, if no such committee is authorized, the Board.

            (i) The term "Company" means Hyland Software, Inc., an Ohio corporation, and any successor thereto which maintains the Plan.

            (j) The term "Consultant" means any person, other than an Employee, who is engaged by the Company to perform services (other than in connection with the offer or sale of securities or other capital raising transactions) and is compensated for such services. The term also includes members or employees of firms that are retained by the Company in a consulting capacity.

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Confidential - (C) 2003 Hyland Software, Inc.

            (k) The term "Disability" means a Participant's inability to perform functions normally performed by him or her for the Company or Affiliates for a period of three (3) consecutive months. A determination of Disability may be made at the request of either the Company or Affiliate or such Participant; provided, however, that in the event such Participant is unable, due to his or her Disability, to make such a request, his or her spouse or other designee may make a request in his or her stead. In the event of a request by either the Company or Affiliate or such Participant for a determination of Disability, each of the Company and such Participant will designate one doctor to participate in the determination; provided, however, that if such Participant is unable to make such a designation due to his or her Disability, his or her spouse or other designee will make the designation in his or her stead. If the two doctors so designated agree on a determination of Disability, such determination will be final. If the two doctors fail to agree, they will designate a third doctor to make the determination of Disability, which determination will be final.

            (l) The term "Employee" means any person who is an active, full-time employee of the Company or of any of its Affiliates, within the meaning of the Code.

            (m) The term "Fair Market Value" of Common Shares means the value of the Common Shares determined in good faith by the Committee, or pursuant to any rules established by the Committee on a basis consistent with regulations under the Code.

            (n) The term "Incentive Stock Option" means any Stock Option granted pursuant to the Plan that qualifies as an "incentive stock option" under the terms of Section 422 of the Code.

            (o) The term "Non-Qualified Stock Option" means any Stock Option granted under the Plan that is not an Incentive Stock Option.

            (p) The term "Participant" means any person to whom an Award has been granted under the Plan.

            (q) The term "Phantom Stock Unit" means an Award payable in cash, the value of which is measured by reference to the Fair Market Value of a Common Share at the time of exercise.

            (r) The term "Plan" means this instrument, the Hyland Software, Inc. 2003 Share Incentive Compensation Plan, as it is originally adopted and as it may be amended hereafter.

            (s) The term "Restricted Shares" means Common Shares that are issued as an Award and which are subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code and applicable regulations.

            (t) The term "Retirement" means an Employee's voluntary termination of employment at any time after he or she has reached the age of sixty-five (65) or such other age as the Board has established as retirement age for the Company's employees generally.

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            (u)   The term "Stock Appreciation Right" means a right to receive a payment equal in amount to a percentage, not greater than one hundred percent (100%), of the excess, if any, of the Fair Market Value of a specified number of Common Shares on the date the right is exercised over the Fair Market Value, or other specified valuation, of such Common Shares on the date of grant, all as determined by the Committee.

            (v) The term "Stock Option" means a right to purchase a specified number of Common Shares during a specified period and at a specified exercise price, all as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

            (w) The term "Substantial Shareholder" means any Participant who owns, directly and through attribution, more than 10% of the total combined voting power of all classes of shares of either the Company or any Affiliate of the Company. Ownership will be determined in accordance with Section 424(d) of the Code and applicable regulations.

      2. Purpose of the Plan. The purpose of the Plan is to foster and promote the long-term growth and performance of the Company and the interests of its shareholders by enhancing the Company's ability to attract, retain and motivate qualified Employees and Consultants through share ownership and performance-based incentives determined by reference to the value of Common Shares. The premise of the Plan is that, if such persons acquire or increase a proprietary interest in the Company or any Affiliate of the Company, or receive performance-based incentives measured by reference to the value of a proprietary interest in the Company or such an Affiliate, then the incentive of such persons to work toward the continued success of the Company and its Affiliates will be commensurately increased. Accordingly, the Company may, from time to time during the effective period of the Plan, grant Awards on the terms and subject to the conditions set forth in the Plan to such Employees and Consultants as may be selected to participate in the Plan.

      3. Effective Date of the Plan. The Plan is adopted as of and shall become effective on March __, 2003, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company. In the event the Plan is not approved by holders of a majority of the outstanding shares of voting capital stock of the Company within twelve (12) months after the date the Plan is adopted, the Plan and any Awards granted hereunder will be null and void. If, however, the Plan is so approved, subject to the provisions of Section 8, no further shareholder approval will be required with respect to the granting of any Awards pursuant to the Plan.

      4. Administration of the Plan. The Committee will administer the Plan. Subject to the terms and conditions of the Plan, the Committee will have full and final authority, in its absolute discretion, to:

            (a) select the eligible Employees and Consultants to whom Awards will be granted;

            (b) determine the number and type of Awards, and the terms, conditions, vesting periods and restrictions applicable to such Awards, to be granted to eligible Employees and Consultants;

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            (c)   determine the time or times when Awards will be granted to eligible Employees and Consultants;

            (d) prescribe the form of the Award Agreements governing the Awards that are granted under the Plan and set the provisions of such Award Agreements as the Committee may deem necessary or desirable, provided such provisions are not contrary to the terms and conditions of either the Plan or, where an Award is granted in the form of an Incentive Stock Option, Section 422 of the Code and regulations thereunder;

            (e) adopt, amend and rescind such rules, regulations and practices as may be advisable in the administration of the Plan;

            (f) construe and interpret the Plan, any administrative rules, regulations and practices, and any Awards and Award Agreements granted under the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan;

            (g) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise dates of any Award; and

            (h) terminate or amend any Award as determined by the Committee to be in the best interests of the Company.

All decisions by the Committee will be made with the approval of not less than a majority of its members. Any decision made or action taken by the Committee in connection with the administration, interpretation and implementation of the Plan and of its rules, regulations and practices will, to the extent permitted by law, be final, conclusive and binding upon all Participants under the Plan and upon any person claiming under or through such a Participant. Neither the Committee nor any of its members will be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee will be liable for the act of any other member of the Committee.

      5.    Persons Eligible for Awards.

            5.1 General. Subject to the restrictions herein contained, Awards may be granted from time to time in the discretion of the Committee to such Employees, as designated by the Committee, whose initiative and efforts contribute or may be expected to contribute to the continued growth and future success of the Company and/or its Affiliates. At the discretion of the Committee, Consultants whose services are of particular importance to the Company or any of its Affiliates may be designated by the Committee to be eligible for the grant of Awards. Notwithstanding the foregoing, an Employee or Consultant who renounces in writing any right he or she may have to receive Awards under the Plan will not be eligible to receive any Awards under the Plan. No Award will be granted to any Employee during any period of time when he or she is on leave of absence. The Committee may grant more than one Award to the same Employee or Consultant.

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            5.2   Incentive Stock Options. Awards in the form of Incentive Stock
Options may only be granted to Employees, including officers who are Employees.

      6. Common Shares Subject to the Plan. Subject to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of Common Shares for which Awards may be granted under the Plan shall be ONE MILLION (1,000,000) Common Shares. Either treasury or authorized and unissued Common Shares, or both, in such amounts, within the maximum limits of the Plan, as the Committee from time to time determines, may be so issued. All Common Shares that are the subject of any lapsed, expired or terminated Awards may again be made available for grant under the Plan. If a Stock Appreciation Right is granted in conjunction with the grant of another Award pursuant to Section 7.5, and the Stock Appreciation Right is thereafter exercised in whole or in part, then the Award or the portion thereof with respect to which the Stock Appreciation Right is exercised will be deemed to have been exercised and the Common Shares which otherwise would have been issued upon exercise of such Award, to the extent not used in payment for the Stock Appreciation Right, may again be made available for grant under the Plan. If the Company reacquires Restricted Shares issued under the Plan pursuant to the provisions of Section 7.6(b), such Restricted Shares will again become available for grant under the Plan.

      In the event that, subsequent to the date of effectiveness of the Plan, any outstanding Common Shares are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up, other such change (including, without limitation, any transaction described in Section 424(a) of the Code) or a special dividend or other distribution to the Company's shareholders, increased or decreased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company, then the Committee will adjust accordingly: (a) the number and class of shares subject to unexercised Awards granted under the Plan or available for additional grants of Awards under the Plan; (b) the exercise price applicable to outstanding Awards;
(c) the Fair Market Value of the Common Shares and any other value determinations applicable to outstanding Awards; and (d) any other provisions of the Plan or any Awards as may be appropriate or equitable in order to prevent dilution or enlargement of Award rights, all in compliance with the provisions of Section 424(a) of the Code to the extent applicable. Any such adjustment will be final, binding and conclusive as to each Participant. Any such adjustment may provide for the elimination of fractional shares or for such other treatment of the value of fractional shares as the Committee may determine, in its absolute discretion.

      7.    Awards.

            7.1 Grant and Type. The Committee will determine the type or types of Awards to be granted to each Participant and will set forth in the related Award Agreement the terms, conditions, vesting periods and restrictions applicable to each Award. Awards may include Phantom Stock Units, Restricted Shares, Stock Appreciation Rights or Stock Options. Awards may be granted singly or in combination with other Awards. Awards may be granted in replacement of or substitution for earlier granted rights, options or awards, whether or not granted under this Plan,

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which are or thereafter could become exercisable by their then current terms at the time of such replacement or substitution.

            7.2 Provisions Applicable to Phantom Stock Units, Stock Appreciation Rights and Stock Options.

            (a) Exercise Price. The Committee may, in its absolute discretion, establish an exercise price to be paid in connection with a Participant's exercise of any Award made in the form of Phantom Stock Units, Stock Appreciation Rights or Stock Options. The exercise price per Common Share which is the subject of an Award issued in the form of an Incentive Stock Option under the Plan will not be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date the Incentive Stock Option is granted; provided, however, that if an Employee to whom an Incentive Stock Option is granted is at the time of the grant a Substantial Shareholder, the exercise price per Share determined by the Committee will never be less than one hundred ten percent (110%) of the Fair Market Value of a Common Share on the date the Incentive Stock Option is granted. The exercise price per Common Share (or equivalent) under each other such Award granted pursuant to the Plan may be above or below the Fair Market Value of a Common Share on the date the Award is granted. The date on which the Committee approves the granting of such an Award will be deemed for all purposes hereunder to be the date on which the Award is granted.

            (b) Limitations on Transfer. No Award granted hereunder in the form of Phantom Stock Units, Stock Appreciation Rights or Stock Options will be transferable other than (A) by the Last Will and Testament of the Participant or, if the Participant dies intestate, by the applicable laws of descent and distribution, or (B) to the extent approved by the Committee, pursuant to a qualified domestic relations order as defined by the Code or the regulations thereunder; provided that, where the Award is an Incentive Stock Option, such transfer is not contrary to Section 422 of the Code or the regulations thereunder. No such Award granted hereunder may be pledged or hypothecated, nor shall any such Award be subject to execution, attachment or similar process.

            (c) Exercise Period; Manner of Exercise; Limitations. An Award which requires the exercise of a right by the Participant prior to payment of the Award may be exercised, in whole or in part, at any time during the exercise period established by the Committee, but this right of exercise will be limited to whole Common Shares in the case of Awards payable in Common Shares, unless the Committee determines otherwise in its absolute discretion. The Committee will determine when each such Award is to expire, but no Incentive Stock Option will be exercisable after ten (10) years have elapsed from the date on which the Incentive Stock Option is granted; provided, however, that no Incentive Stock Option granted to a person who is a Substantial Shareholder at the time of grant will be exercisable after five (5) years have elapsed from the date on which the Incentive Stock Option is granted. Such Awards will be exercised by the Participant by (i) giving written notice to the Secretary of the Company at its principal office, by certified mail, return receipt requested, of the Participant's exercise of the Award and the number of Common Shares with respect to which the Award is being exercised or with respect to which the value of the Award is being determined, accompanied by full payment of the exercise price (if any) either in cash or, with the consent of the Committee, in whole or in part
(A) in Common Shares having a Fair Market Value on the date of

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exercise equal to that portion of the exercise price for which payment in cash is not made, or (B) in the case of any such Awards other than Incentive Stock Options, by surrender of all or part of any Award granted to such Participant (including the Award being exercised) exercisable for cash or Common Shares having a Fair Market Value on the date of exercise equal to that portion of the exercise price for which payment in cash is not made; and (ii) making appropriate arrangements with the Company with respect to income tax withholding, as required, which arrangements may include, in lieu of other withholding arrangements, (A) in the case of Awards other than Incentive Stock Options, the Company withholding from issuance to the Participant such number of Common Shares or such amount of cash otherwise payable upon exercise of the Award as the Company and the Participant may agree, or (B) with the consent of the Committee, the Participant's delivery to the Company of Common Shares owned by him or her having a Fair Market Value on the date of exercise equal to that portion of the withholding obligation for which payment in cash is not made. If a Participant delivers Restricted Shares in whole or in part in payment of the exercise price of such an Award, a number of Common Shares issuable upon the exercise of such Award as is equal to the number of Restricted Shares so delivered will automatically be treated as Restricted Shares for all purposes; provided, that the date of issuance of such new Restricted Shares will relate back to the date of issuance of the restricted Shares delivered in payment of the exercise price for all purposes of the Plan. Written notice of exercise will be deemed delivered when deposited in the U.S. mail.

            (d) Termination of Employment or Consulting Relationship. If a Participant ceases to be an Employee or Consultant of the Company and its Affiliates for any reason, all of such Awards which remain unexercised and unpaid will, unless otherwise provided in the applicable Award Agreement, terminate on the date he or she ceases to be an Employee or Consultant and neither he or she nor any other person will have any rights after the date he or she ceases to be an Employee or Consultant to exercise all or any part of such Awards. An Employee-Participant's employment will not be deemed to have terminated while he or she is on a temporary military, sick or other bona fide leave of absence from the Company or an Affiliate which has been approved in writing by the Company or such Affiliate, such as a leave of absence as is described in Section 1.421-7(h) of the regulations under the Code; provided, however, that the Committee may impose such terms and conditions with respect to such leaves as it deems proper and as are consistent with such regulations. If an Award is in the form of an Incentive Stock Option, no Award Agreement will:

                  (i) permit the Participant to exercise any Incentive Stock Option more than three (3) months after the date the Participant ceased to be an Employee of the Company and all of its Affiliates (but not beyond the original exercise period of the Award) if the reason for the Participant's cessation as an Employee was other than his or her death or his or her Disability; or

                  (ii) permit the Participant to exercise any Incentive Stock Option more than one (1) year after the date the Participant ceased to be an Employee of the Company and all of its Affiliates (but not beyond the original exercise period of the Award) if the reason for the Participant's cessation as an employee was the Participant's Disability; or

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                  (iii) permit any person to exercise any Incentive Stock Option more than one (1) year after the date the Participant ceased to be an Employee of the Company and all of its Affiliates (but not beyond the original exercise period of the Award) if either (1) the reason for the Participant's cessation as an Employee was his or her death, or (2) the Participant died within three (3) months after ceasing to be an Employee of the Company and all of its Affiliates.

During a Participant's lifetime, only the Participant or, in the case of Non-Qualified Stock Options, Stock Appreciation Rights or Phantom Stock Units, the Participant's guardian or legal representative, may exercise any such Award. If any such Award is by the terms of the applicable Award Agreement exercisable following the Participant's death, then such Award will be exercisable by the Participant's estate, or the person designated in the Participant's Last Will and Testament, or the person to whom the Award was transferred by the applicable laws of descent and distribution.

            (e) Waiver by Committee of Conditions Governing Exercise of Awards. The Committee may, in its absolute discretion, waive any restrictions or conditions set forth in an Award Agreement concerning a Participant's right to exercise any such Award or the time and method of exercise; provided, that, where the Award is an Incentive Stock Option, such waiver is not contrary to
Section 422 of the Code or the regulations thereunder.

            7.3 Provisions Applicable to Stock Options. Notwithstanding anything to the contrary, upon the exercise of any Stock Option, the Company may issue to the Participant a number of Restricted Shares equal to the number of Common Shares which otherwise would be so issued upon such exercise if the Committee determines, in its absolute discretion, that Restricted Shares should be so issued; provided, that this paragraph will not apply upon the exercise of Incentive Stock Options if the issuance of Restricted Shares upon the exercise thereof would be contrary to Section 422 of the Code and applicable regulations thereunder.

            7.4   Provisions Applicable to Incentive Stock Options.

            (a) Limitations on Amount. During the calendar year in which any Incentive Stock Options first become exercisable by a Participant, the aggregate Fair Market Value of the Common Shares that are subject to such Incentive Stock Options (determined as of the date the Incentive Stock Options were granted) will not exceed the sum of One Hundred Thousand Dollars ($100,000.00) with respect to such Participant. If, for any reason, an entire Award does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Award will be considered to be a Non-Qualified Stock Option. Stock Options that are not designated as Incentive Stock Options will not be subject to the limitation described in the preceding sentence and will not be counted when applying such limitation.

            (b) No Alternative Awards. It is intended that Employees may be granted, simultaneously or from time to time, Incentive Stock Options or other Awards, but no Employee will be granted alternative rights in Incentive Stock Options and other Awards so as to prevent Awards granted as Incentive Stock Options under the Plan from qualifying as such within the meaning of Section 422 of the Code.

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            7.5   Provisions Applicable to Stock Appreciation Rights. The
Committee may grant Awards in the form of Stock Appreciation Rights or, alternatively, may grant Awards in the form of Stock Options that may by the terms of the Award Agreement be surrendered in exchange for Stock Appreciation Rights. Stock Appreciation Rights granted in conjunction with Stock Options will not be transferable separate from the Stock Option with respect to which they were granted and will be subject to all of the restrictions on transfer applicable to such Stock Options. Stock Appreciation Rights granted in conjunction with Stock Options will (a) be exercisable only at such times and by such persons as are specified in the Award Agreement governing the Stock Option with respect to which the Stock Appreciation Rights were granted, (b) be exercisable only at such time as the Fair Market Value of the Common Shares covered by the related Stock Options exceeds the exercise price thereof, and (c) terminate on the date the related Stock Options terminate.

      In no event may a Participant exercise Stock Appreciation Rights granted in conjunction Stock Options unless such Participant is then permitted to exercise the related Stock Options or the portion thereof with respect to which such Stock Appreciation Rights relate. Upon the exercise of any such Stock Appreciation Rights, the Stock Options or that portion thereof to which the Stock Appreciation Rights relate will be canceled. Upon the exercise of the Stock Options or that portion thereof to which such Stock Appreciation Rights relate, the Stock Appreciation Rights will be canceled. The Company's obligation to satisfy Stock Appreciation Rights will not be funded or secured in any manner. Upon the exercise of any Stock Appreciation Right, payment will be made by the Company to the Participant in cash, in Common Shares or in a combination of cash and Common Shares, as determined by the Committee in its absolute discretion. If payment is made in whole or in part in Common Shares, such payment will thereby reduce the number of Common Shares available for the grant of Awards under the Plan.

            7.6   Provisions Applicable to Restricted Shares.

            (a) Grant and Purchase Price. The Committee may grant Awards in the form of Restricted Shares and, in connection therewith, may require Participant's to pay such purchase price for such Restricted Shares as the Committee may determine, in its absolute discretion; provided, that such purchase price per Restricted Share will not exceed the Fair Market Value of a Common Share on the date the Award is granted.

            (b) Restrictions. Restricted Shares issued to Participants under the Plan (whether as Awards or upon the exercise of Stock Options) will be subject to the following terms, conditions and restrictions:

                  (i) All such Restricted Shares will be subject to an Award Agreement, which will specify the period that applicable restrictions will remain in effect, the number of Restricted Shares issued and such other provisions as the Committee may determine.

                  (ii) Restricted Shares may not be sold, transferred or otherwise disposed of and will not be pledged or otherwise hypothecated, including any such transaction occurring

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      by operation of law or upon divorce, in bankruptcy or by way of execution, seizure or sale by legal process (any such sale, transfer or other disposition, pledge or other hypothecation being hereinafter referred to as "to dispose of" or a "disposition") as long as the restrictions contained in the Award Agreement have not lapsed as provided therein. All rights with respect to Restricted Shares issued to a Participant under the Plan will be exercisable during his or her lifetime only by such Participant.

                  (iii) The Committee will impose such other restrictions on any Restricted Shares issued to a Participant under the Plan as it may deem to be advisable including, without limitation, restrictions under applicable federal and state securities laws, and the Committee may legend certificates representing Restricted Shares to give appropriate notice of such restrictions. In addition to any legends required under applicable law, each certificate representing Restricted Shares issued under the Plan will bear the following legend:

            The shares represented by this certificate are subject to certain restrictions on transfer set forth in the 2003 Share Incentive Compensation Plan of Hyland Software, Inc., the rules and procedures adopted under such Plan and an Award Agreement dated ______________, _________. A copy of the Plan, such rules and procedures and such Award Agreement will be provided by the Secretary of Hyland Software, Inc. within five (5) days after the receipt of a written request therefor.

      At such time as any Restricted Shares issued under the Plan become unrestricted, the Participant will be entitled to have the legend required by this paragraph removed from his or her certificate(s) representing such Restricted Shares.

                  (iv) The Committee may require any Participant to whom Restricted Shares are issued to execute and deliver to the Company a stock power in blank with respect to the Restricted Shares issued and may require that the Company retain possession of the certificates for such Restricted Shares with respect to which the restrictions have not lapsed. Notwithstanding retention of certificates by the Company, the Participant in whose name certificates are issued will have all rights (including dividend and voting rights) with respect to the Restricted Shares represented by such certificates, subject to the terms, conditions and restrictions specified under the Plan and the applicable Award Agreement, and the Restricted Shares represented by such certificates will be considered as issued and outstanding for all purposes.

      8. Amendments to the Plan. The Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's shareholders, will any action of the Committee result in:

            (a) amending, modifying or altering the eligibility requirements provided in Section 5;

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            (b)   increasing or decreasing, except as provided in Section 6, the maximum number of Common Shares for which Awards may be granted;

            (c) decreasing the minimum exercise price per Common Share at which certain Awards may be granted under the Plan, as provided in Section 7.2(a);

            (d) extending either the maximum period during which an Award is exercisable as provided in Section 7.2(c) or the date on which the Plan will terminate as provided in Section 11; or

            (e) making any other change which would cause any Award granted under the Plan as an Incentive Stock Option not to qualify as an "incentive stock option" within the meaning of Section 422 of the Code;

except as necessary to conform the Plan and the Award Agreements to changes in the Code or other governing law. No Award may be granted during any suspension of this Plan or after this Plan has terminated and no amendment, suspension or termination will, without a Participant's consent, alter or impair any of the rights or obligations under an Award theretofore granted to such Participant under this Plan.

      9. Investment Representation; Approvals and Listing. It is the intent of the Company that the grant of Awards under the Plan be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Rule 701 promulgated thereunder or other applicable exemptions thereunder. The Committee may condition its grant of any Award payable in whole or in part in Common Shares hereunder upon receipt of an investment representation from the Participant that will be substantially similar to the following:

      Participant agrees that any Common Shares of Hyland Software, Inc. which Participant may acquire by virtue of the exercise of this Award will be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction will become inoperative in the event the Common Shares of Hyland Software, Inc. which are subject to this Award are registered under the Securities Act of 1933, as amended, or in the event Hyland Software, Inc. is otherwise satisfied that the offer or sale of the Common Shares which are subject to this Award may lawfully be made without registration under the Securities Act of 1933, as amended.

The Company will not be required to issue any certificates for Common Shares upon the granting or exercise of an Award prior to (a) obtaining approval from any governmental agency which the Committee, in its sole discretion, determines to be necessary or advisable, (b) admission of such Common Shares to listing on any national securities exchange on which the Common Shares may be then listed,
(c) completion of any registration or other qualification of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Committee, in its sole discretion, determines to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary

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or advisable, and (d) obtaining an investment representation from the
Participant in the form set forth above or in such other form as the Committee, in its sole discretion, determines to be adequate.

      10.   General Provisions.

            (a) Award Agreements Need Not Be Identical. The form and substance of Award Agreements, whether granted at the same or different times, need not be identical.

            (b) No Right To Be Employed, Etc. Nothing in the Plan or in any Award Agreement confers upon any Employee or Consultant any right to continue in the employ or service of the Company or any Affiliate of the Company, or to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such Award Agreement, or to interfere with or limit either the right of the Company or an Affiliate of the Company to terminate his or her employment or consulting relationship at any time or the right of the shareholders of the Company to remove him or her as a member of the Board, with or without cause.

            (c) Participant Does Not Have Rights Of Shareholder. Nothing contained in the Plan or in any Award Agreement will be construed as entitling any Participant to any rights of a shareholder as a result of the grant of an Award until such time as Common Shares are actually issued to such Participant pursuant to the granting or exercise of such Award.

            (d) Successors In Interest. The Plan will be binding upon the successors and assigns of the Company.

            (e) No Liability Upon Payment or Distribution. The liability of the Company under the Plan and any payment or distribution of cash or Common Shares made hereunder is limited to the obligations set forth herein with respect to such payment or distribution and no term or provision of the Plan will be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any Federal, state, or local tax authority or any securities regulatory authority.

            (f) Taxes. Appropriate provisions will be made for all taxes required to be withheld or paid in connection with the Awards or the exercise thereof, and the transfer of Common Shares pursuant thereto, under the applicable laws or other regulations of any governmental authority, whether Federal, state or local and whether domestic or foreign.

            (g) Use Of Proceeds. The cash proceeds received by the Company from the issuance of Common Shares pursuant to the Plan will be used for general corporate purposes.

            (h) Expenses. The expenses of administering the Plan will be borne by the Company.

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            (i)   Captions. The captions and section numbers appearing in the
Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

            (j) Number. The use of the singular or plural herein is not restrictive as to number and will be interpreted in all cases as the context may require.

            (k) Gender. The use of the feminine, masculine or neuter pronoun is not restrictive as to gender and will be interpreted in all cases as the context may require.

      11. Termination of the Plan. The Plan will terminate on March __, 2013, and thereafter no Awards will be granted under the Plan. All Awards outstanding at the time of termination of the Plan will continue in full force and effect according to the terms of the Award Agreements governing such Awards and the terms and conditions of the Plan.

      12. Governing Law. The Plan will be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to any conflict of laws principles, and any applicable federal law.

      13. Venue. The venue of any claim brought hereunder by a Participant will be in Cleveland, Ohio.

      14. Changes in Governing Rules and Regulations. All references herein to the Code or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.

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